UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 4, 2004

FRESH BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	000-32825	39-2019963
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2215 Union Avenue, Sheboygan, Wisconsin 53081
(Address of principal executive offices, including zip code)

(920) 457-4433
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

        On November 4, 2004, Fresh Brands, Inc. (the “Company”) issued a press release (“Press Release”) announcing the Company’s third quarter financial results for the reporting period ended October 9, 2004. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Fresh Brands, Inc., November 4, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH BRANDS, INC.
Date: November 4, 2004	By: /s/ John H. Dahly
John H. Dahly, Chief Financial Officer

FRESH BRANDS, INC.

Exhibit Index to Current Report on Form 8-K
Dated November 4, 2004

Exhibit
Number

(99.1)	Press Release of Fresh Brands, Inc., dated November 4, 2004.